Exhibit 99.2

February 23, 2015 Management Presentation Fourth Quarter & Full Year 2014 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2015 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition co nsideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 • Strong financial results across all key metrics – industry - leading organic revenue growth, strong EBITDA growth and operating leverage, and healthy overall cash generation • Execution on key growth initiatives (Media & International) increasingly contributing to results • Won material new business consisting of increasingly large and geographically diverse clients • Strong cash generation ; increasing quarterly dividend • Steps taken to further strengthen balance sheet and provide additional flexibility to help fund growing business • Strategic review of Accent proceeding as expected FOURTH QUARTER 2014 SUMMARY

4 • Industry - leading organic revenue growth of 10.8% • Revenue increased 15.2% to $1.22 billion from $1.06 billion • Net loss attributable to MDC Partners improved by $124.8 million to ($24.1) million from ($148.9) million • Adjusted EBITDA increased 17.0% to $179.4 million from $153.3 million • Adjusted EBITDA margin expanded to 14.7% versus 14.4% a year ago • Net new business wins of $162.7 million, up 27.9% versus last year • Adjusted EBITDA Available for General Capital Purposes of $98.8 million versus $88.4 million a year ago • Quarterly dividend increased by 16.6% over the course of the year to $ 0.21 FULL YEAR 2014 FINANCIAL HIGHLIGHTS

5 • Industry - leading organic revenue growth of 12.5% • Revenue increased 17.5% to $339.9 million from $289.2 million • Net loss attributable to MDC Partners improved by $67.6 million to ($26.8) million from ($94.3) million • Adjusted EBITDA increased 14.6% to $51.8 million from $45.2 million • Adjusted EBITDA margin at 15.2% versus 15.6% a year ago • Net new business wins of $56.7 million • Adjusted EBITDA Available for General Capital Purposes of $31.1 million versus $27.0 million a year ago • Quarterly dividend increased by 10.5% to $ 0.21 from $0.19 FOURTH QUARTER 2014 FINANCIAL HIGHLIGHTS

6 Note: Actuals may not foot due to rounding CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2014 2013 2014 2013 Revenue 339.9$ 289.2$ 17.5% 1,223.5$ 1,062.5$ 15.2 % Operating Expenses Cost of services sold 222.6 187.4 18.8% 798.5 705.0 13.3 % Office and general expenses 76.5 161.7 (52.7) % 290.1 356.0 (18.5) % Depreciation and amortization 15.1 10.3 46.9% 47.2 36.1 30.5 % Operating Profit (Loss) 25.7 (70.1) 87.7 (34.6) Other, net (9.1) (4.6) (17.8) (3.0) Interest expense and finance charges (14.6) (11.7) (55.3) (45.1) Loss on redemption of notes 0.0 0.0 0.0 (55.6) Interest income 0.1 0.1 0.4 0.4 Income tax expense (benefit) 9.7 3.8 12.4 (4.4) Equity in earnings of non-consolidated affiliates 1.2 0.1 1.4 0.3 Income (Loss) from Continuing Operations (6.4) (90.1) 4.1 (133.2) Loss from discontinued operations, net of taxes (18.3) (2.1) (21.3) (9.2) Net Loss (24.7) (92.3) (17.2) (142.4) Net income attributable to non- (2.1) (2.1) (6.9) (6.5) controlling interests Net Loss Attributable to MDC Partners Inc. (26.8)$ (94.3)$ (24.1)$ (148.9)$ % Change Three Months Ended December 31, Twelve Months Ended December 31, % Change

7 • Q4 2014 revenue of $339.9 million represents 17.5% YoY growth • Broad strength across all disciplines and geographies SUMMARY OF SEGMENT RESULTS - REVENUE Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2014 2013 2014 2013 Revenue Strategic Marketing Services 270.9$ 228.0$ 18.8% 954.2$ 836.9$ 14.0 % Performance Marketing Services 69.0 61.3 12.7% 269.3 225.5 19.4 % Total Revenue 339.9$ 289.2$ 17.5% 1,223.5$ 1,062.5$ 15.2% % Change Three Months Ended December 31, Twelve Months Ended December 31, % Change

8 ORGANIC REVENUE GROWTH BY SEGMENT Note: Actuals may not foot due to rounding • Strategic Marketing Services continues to deliver exceptional organic growth, accelerating to +14.5% growth in the quarter, with +12.2% for the full year • Performance Marketing Services posted solid growth of +5.3% in the quarter and +5.6% for the full year Strategic Performance Weighted Strategic Performance Weighted Marketing Marketing Average Marketing Marketing Average Services Services Total Services Services Total Organic Growth 14.5% 5.3% 12.5% 12.2% 5.6% 10.8% Acquisition Growth 5.6% 9.0% 6.3% 2.4% 15.2% 5.1% Foreign Exchange Impact -1.2% -1.6% -1.3% -0.6% -1.5% -0.8% Total 18.8% 12.7% 17.5% 14.0% 19.4% 15.2% Three Months Ended December 31, Twelve Months Ended December 31,

9 Full Year 2014 Mix Year - over - Year Growth by Category • Auto, Communications, and Financials are our fastest growing sectors • Our top 10 clients declined to 23.7% of revenue in Q4 2014 from 26.1% a year ago, demonstrating the ongoing diversification of the business (largest <5%) FOURTH QUARTER REVENUE BY CLIENT INDUSTRY * Excludes discontinued operations Note : Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q4 2014 Full Year 2014 Above 10% Auto, Financials, Consumer Products, Communications, Other Auto , Communications, Financials , Healthcare, Other 0% to 10% Retail, Healthcare, Technology Consumer Products, Retail, Technology Below 0% --- ---

10 ORGANIC GROWTH HIGHLIGHTS SUSTAINED MARKET SHARE GAINS Notes: (1) MDC organic growth excludes Accent in all periods. (2) Peers include Omnicom, IPG, WPP, Havas and Publicis . WPP has not yet reported Q4 2014 results and therefore consensus estimates for organic growth rates are used in place of actuals for the most recent quarter.

11 ROBUST NEW BUSINESS TRENDS * Includes select wins in the public domain only Recent New Clients* Net New Business Trend^ ^ Excludes discontinued operations +28% Y/Y

12 Note: Actuals may not foot due to rounding • Full year Adjusted EBITDA and margins met expectations, despite incremental new business costs, unfavorable FX impact, and other factors SUMMARY OF SEGMENT RESULTS – ADJUSTED EBITDA (US$ in millions, except percentages) 2014 2013 2014 2013 Adjusted EBITDA Strategic Marketing Services 51.1$ 44.7$ 14.5% 171.5$ 154.9$ 10.7 % margin 18.9% 19.6% 18.0% 18.5% Performance Marketing Services 9.6 8.3 14.5% 42.5 20.6 105.9 % margin 13.8% 13.6% 15.8% 9.1% Marketing Communications 60.7 53.0 14.5% 214.0 175.5 21.9 % margin 17.9% 18.3% 17.5% 16.5% Corporate Expenses (9.7) (8.4) 15.5% (37.8) (25.9) 45.9 % Profit Distributions from Affiliates 0.7 0.5 3.2 3.8 Total Adjusted EBITDA 51.8$ 45.2$ 14.6% 179.4$ 153.3$ 17.0 % margin 15.2% 15.6% 14.7% 14.4% % Change Three Months Ended December 31, Twelve Months Ended December 31, % Change

13 Note: Actuals may not foot due to rounding ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES (1) Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q4 2014 press release for a reconciliation of Net Income (loss) to Adjusted EBITDA. (2) Capital Expenditures, net represents capital expenditures net of landlord reimbursements . (3) Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes . (4) Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of de bt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives. (US$ in millions) 2014 2013 2014 2013 Adjusted EBITDA (1) $51.8 $45.2 $179.4 $153.3 Net Income Attibutable to Noncontrolling Interests (2.1) (2.1) (6.9) (6.5) Capital Expenditures, net (2) (5.0) (4.4) (23.1) (15.9) Cash Taxes (0.1) (0.4) (0.4) (0.9) Cash Interest, net & Other (3) (13.5) (11.3) (50.1) (41.7) Adjusted EBITDA Available for General Capital Purposes (4) $31.1 $27.0 $98.8 $88.4 Three Months Ended December 31, Twelve Months Ended December 31,

14 AVAILABLE LIQUIDITY (US$ in millions) December 31, 2014 December 31, 2013 Commitment Under Facility $325.0 $225.0 Drawn - - Undrawn Letters of Credit 4.8 4.9 Funds Available Under Facility $320.2 $220.1 Total Cash & Cash Equivalents 119.8 102.0 Liquidity $440.0 $322.1

15 2015 FINANCIAL OUTLOOK Note: See appendix for definitions of non - GAAP measures Revenue Adjusted EBITDA Adjusted EBITDA Available for General Capital Purposes Implied Adjusted EBITDA Margin $1.22 billion $179.4 million $98.8 million 14.7% $1.300 to $1.330 billion $195 to $205 million $109 to $119 million 15.0% to 15.4% +6.5% to +8.5% organic: +7% to +9% acquisitions: +150bp foreign currency: - 200bp +8.7% to +14.3% +10.3% to +20.4% +35 to +75 basis points 2014 Actuals Implied Year over Year Change 2015 Guidance • Assumes unfavorable FX rate movements to negatively impact 2015 revenue by 200 basis points and reported Adjusted EBITDA by approximately 3%

16 APPENDIX

17 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2015 2.5 0.0 2.5 3.1 2016 3.6 0.0 3.6 0.0 2017 3.9 0.1 4.0 1.4 2018 4.8 0.0 4.8 0.0 Thereafter 4.8 0.0 4.8 1.3 Total $19.6 $0.1 $19.7 $5.8 Effective Multiple 3.4x Estimated Put Impact at December 31, 2014 Payment Consideration

18 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2014 2013 Cash flows provided by continuing operating activities $135.8 $56.0 Discontinued operations (1.8) 3.3 Net cash provided by operating activities $133.9 $59.3 Cash flows used in continuing investing activities ($97.6) ($27.4) Discontinued operations (2.1) (2.8) Net cash used in investing activities ($99.7) ($30.1) Cash flows used in continuing financing activities ($15.4) $11.8 Discontinued operations (0.0) (1.3) Net cash provided by (used in) financing activities ($15.4) $10.5 Effect of exchange rate changes on cash and cash equivalents ($1.1) $2.0 Net increase in cash and cash equivalents $17.8 $41.7 Twelve Months Ended December 31,

19 Note: Actuals may not foot due to rounding DEFINITION OF NON - GAAP MEASURES Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure, that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, one time incentive compensation, and profit distributions from affiliates. Organic Growth: Organic revenue growth is a non - GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives . Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on February 23, 2015.

MDC Partners Innovation Centre 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com